Rule 497(e)

File Nos. 333-114401 & 333-114404; 811-21433

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 – Group Variable Funding Agreements

333-114404        HV-4900 – Group Variable Funding Agreements

Supplement dated September 15, 2023 to your Prospectus dated May 1, 2023.

This Supplement dated September 15, 2023 amends certain information contained in the Prospectus dated May 1, 2023.

Effective immediately, the Other Expenses and the Total Annual Fund Operating Expenses After Fee Waiver for the PIMCO Total Return Fund – Class A are updated as follows. All other information in the Annual Fund Operating Expenses table in the Prospectus dated May 1, 2023 remains unchanged.

Annual Fund Operating Expenses As of the Fund’s Year End (As a percentage of average daily net assets)

Underlying Fund	Management Fees	Distribution and/or Service (12b- 1 Fees)	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
PIMCO Total Return Fund – Class A	0.550%	0.250%	0.030%	N/A	0.830%	N/A	0.830%[1]

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

1 The Fund Operating Expenses shown above reflect expense information contained in the fund’s prospectus dated July 31, 2023.